Exhibit 99.1

Investor Presentation At Dawson James Investor Conference October 15, 2015 (NASDAQ: OCLS & OCLSW)

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This presentation includes forward - looking statements that are made pursuant to the “safe harbor ” provisions of the Private Securities Litigation Reform Act of 1995 . While these statements are made to convey to the public the company’s progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward - looking statements represent management's opinion . Whereas management believes such representation to be true and accurate, based on information and data available to the company at this time, actual results may differ materially from those described . The company's operations and business prospects are always subject to risk and uncertainties . Important factors that may cause actual results to differ are set forth in the company’s periodic filings with the US Securities and Exchange Commission . Page | 2 Oculus Innovative Sciences, Inc. Forward Looking Statement

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Corporate Overview & Investment Summary Page | 3 Oculus Innovative Sciences, Inc. Oculus is a specialty pharmaceutical company, focused on developing and selling unique, affordable & branded products for dermatology and advanced tissue care 11 510(k)s and 10 CE marks cleared Microcyn - based products, commercially established in over 35 countries ― Fiscal year 2015 revenue of $14 million from sales of Microcyn - based products via direct sales force in the U.S. and strategic business partnerships in Mexico, Europe, the Middle East and Asia Versatile Core Hypochlorous Acid (“HOCI”) based Microcyn ® technology has the potential to address a number of dermatological conditions 45 issued patents & 82 pending – Issued U.S. patent for HOCl on atopic dermatitis Investment Opportunity: Low Value & High Revenue Growth as a Turnaround: Market cap of $20 million vs $8.8M cash (6/30/15), $14M revenue & no debt Double digit product revenue growth, led by dermatology

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2014 – Year of Transformation - after Ruthigen IPO Strengths: Strong and growing international revenue base Versatile and effective Microcyn technology Valuable position in Ruthigen Challenges: With Ruthigen IPO, lost founding CEO and most of Board Declining revenues and lost major animal health care business Relied on flawed partnership business model – “mile wide & inch deep” And without a clear plan for growth Actions: Appointed a new CEO and reconstituted the Board adding great experience After an intensive strategic analysis with the Board, developed the following strategy and plan.

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Solution: New Board, New Strategy & New Leadership Core Market: Grow Dermatology Business with Direct Sales Force in U.S. Step 1 : Build a direct sales force platform , using Microcyn as initial cornerstone with pipeline of unique, affordable & branded products Diversify into non - HOCI technologies via license, becoming a multiple technology, dermatology company. Use international distribution network to grow international dermatology Step 2: Identify Orphan Drugs and/or low cost NDAs to develop for our direct sales force to sell Non - Core markets: All other markets in US and all markets OUS Use partnership model to generate cash for the growth of the derm business Transformational strategy, moving from partnering, to direct sales, with derm as our core market, should provide consistent revenue growth.

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Fall to Late 2014: Crafted a very detailed 3 year action and financial plan, blessed by the New Board Hired very talented, derm sales & marketing, management team; over 70+ experience Hired 10 experienced field sales people ― Located in high volume regions based on IMS data Set up national wholesaler distribution with Cardinal, McKesson, Ams . Ber ., HD Smith L aunched Alevicyn Gel, Alevicyn Dermal Spray and Celacyn Scar treatment Results: Sold 1,339, 4,374 & 7,028 units in consecutive December thru June QTRs Year to date – 2015: - Strong cash position of $8.8 million as of June 30, 2015 Licensed & filed 510k for new patented skin repair and other technologies for future pipeline Received FDA clearance for new “no touch” spray gel in June & launched in late August Implemented periodic price increases but remaining the low cost provider Loaded 2 new products in late September and launch in October/ November S teps Taken to Implement Our New Strategy Page | 6 Oculus Innovative Sciences, Inc.

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Why Picked Dermatology as Core Market? 1. Dermatologists are high prescribers and early adopters 2. Concentrated market could be adequately covered by relatively small sales force 3. Proven effectiveness of our Microcyn technology in dermatology 4. Abundant product pipeline with Microcyn & large addressable markets 5. Favorable product pricing & elasticity, producing strong margins Products reimbursed by insurance for devices 6. Predictable revenue growth, quick sales ramp & quick breakeven for sales cost 7. High valuation for dermatology revenue – 3x to 6x of revenue After 12 months do we still agree with these reasons and what are the results? Page | 7 Oculus Innovative Sciences, Inc.

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Microcyn - HOCI - Only compound in the world with unique combination: 1. SAFE as saline, including in sensitive body cavities 2. BROAD spectrum antimicrobial ― Effective against bacteria, certain viruses, fungi & spores via unique mechanism of action ― No antibiotic resistance observed and kills resistant strains (MRSA, VRE) 3. THERAPEUTIC : reduces inflammation, itch, pain & scarring ― Accelerates tissue healing via increased oxygen delivery Significant evidence of safety and efficacy: ― Efficacy and safety validated in over 35 clinical trials and ― Use on over five million patients globally, validates reduction in: x Itch x Scarring x Inflammation x Skin infections x Pain x And improved healing of skin. Proven Effectiveness of Microcyn in Dermatology (3) Page | 8 Oculus Innovative Sciences, Inc.

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Microcyn Atopic Dermatitis “ Alevicyn Gel” Scar Management “ Celacyn ” Acne Vulgaris (Only CE Mark) Seborrheic Dermatitis New product Tinea Pedis New product Post - Procedure Combo pack Dermatologic Surgical Procedures “ Alevicyn Liquid” Microcyn: A Robust Dermatology Pipeline (4) Page | 9 Oculus Innovative Sciences, Inc.

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Large Addressable Dermatology Markets (4) Page | 10 Oculus Innovative Sciences, Inc. Breakdown of Surgical Skin Procedures in the U.S. Source: Mattson Jack Group Survey, “US Anti - Scarring Market” by the Nemetz Group December 2009, LifeSci Advisors Reconstructive 3.9MM Elective (Hospitals) 10.4MM Elective (Office) 9.6MM Trauma 9.0MM Cosmetic 6.0MM Moles 3.4MM Potential dermatology indications and annual topical Total Prescriptions ( TRx ) Seborrheic dermatitis 35.2MM Acne vulgaris 15.9MM Tinea pedis, corporis, cruris & versicolor 14.9MM Impetigo 8.7MM Atopic Dermatitis 13.5MM

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Favorable Product Pricing & Elasticity – Atopic Dermatitis (5) Page | 11 Oculus Innovative Sciences, Inc. Price Unit Size List of Competitive Products: Per Gram Price (in grams) HOCl: Alevicyn Gel 6 oz $0.50 $85 170 Alevicyn Spray Gel 6 oz $0.47 $80 170 Atrapro Gel 4 oz $1.90 $216 114 Aurstat Gel 8 oz $1.29 $292 227 Skin repair products: Neosalus cream $1.38 $276 200 Hylatopic cream $1.54 $154 100 Brand Corticosteroids: Low strength: Aclovate $1.72 $103 60 Medium: Locoid Lipocream $14.07 $844 60 High strength: Temovote Cream $4.28 $257 60 TIMs: Elidel $7.92 $475 60 Protopic $7.72 $463 60 Derm Generic Corticosteroids: High price $7.00 Low price $0.10

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( “ TIMs ” ) Topical Immunomodulators Topical Corticosteroids Alevicyn (Microcyn) Reduces Itch --- ++ +++ Reduces inflammation Anti - microbial & Time to kill b+ --- +++ Improves broken skin Safety Side effects Microcyn Product Comparison – Atopic Dermatitis Page | 12 Oculus Innovative Sciences, Inc. Very Poor Poor Neutral Good Very Good

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Sales Growth, Quick Sales Ramp & Breakeven (6) Page | 13 Oculus Innovative Sciences, Inc. • Quick sales ramp: 4 to 9 months • Cover direct field sales costs ($40k per qtr ) in less than 12 months • Cover direct field sales costs per person with $53k revenue per qtr

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High Valuation for Dermatology Revenue (7) Page | 14 Oculus Innovative Sciences, Inc. Summary of Major M&A Deals Since 2008 Target Company ($M’s) Price Revenue Multiple Stiefel Laboratories 3,600 1,000 3.6 Medicis Pharmaceutical 2,600 721 3.6 Fougera Pharmaceuticals 1,525 429 3.6 PreCision Dermatology 500 130 3.8 Graceway Pharmaceuticals 455 355 1.3 Aqua Pharmaceuticals 402 127 3.2 SkinMedica 350 69 5.1 Dow Pharmaceutical Sciences 285 45 6.3

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Gel and dermal spray for relief of itch and pain from dermatoses ― Reduce/ replace use of steroids and TIMs ― Addressable U.S. market of $500 - $600 million ― Issued U.S. patent for HOCl on atopic dermatitis Only proven pure HOCI liquid on the market used for dermatoses and surgical procedures ― Skin cancer removal and skin related wounds ― Alleviate organisms to eliminate itch Current HOCI derm market ― Gel: Alevicyn Spray Gel & Gel (6oz), Aurstat (8 oz ), and Atrapro (4 oz ) ― Liquid: Alevicyn (8oz) and Atrapro (8oz) Pricing of HOCI derm products : ― Alevicyn - $80 WAC with up to $13 rebate ― Aurstat & Atrapro - $292 WAC with $208 + rebate Alevicyn ™ Antipruritic Gel & Dermal Spray Page | 15 Oculus Innovative Sciences, Inc.

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Approved by FDA for management of old and new keloid and hypertrophic scarring. One of two prescription scar products & large addressable market for scars in U.S. Celacyn vs. Kelo - Cote Double Blind, Randomized Clinical Study End Points % of Improvement Over Baseline at 12 weeks Celacyn™ Scar Management Gel Page | 16 Oculus Innovative Sciences, Inc. 0% 20% 40% 60% 80% 100% 120% Vascularity Pliability Height Vancouver Pain Itch Celacyn Kelo-Cote

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Product Revenue Growth: 37% 1st QTR & 38% FY 2015 U.S.: Advanced Tissue Care & Derm Partner (27% of total product revenue) ― Product revenue growth only: 122% 1 st QTR ― Direct sales force of 20 outside and 9 inside people – derms & acute care ― Launched into animal health care with the SLA group. ― Derm partner – Quinnova /Chemo Group (non - exclusive) Latin America Partner: Sanfer (53% of total product revenue) ― Product revenue growth only: 43% 1 st QTR ― 1,000 person sales force in Mexico & 200+ in other Latin American countries ― 40% market share in pharmacy antiseptic market – 100k units/ month ― Standard of care in Mexico as anti - infective in wound care & surgical Europe, Middle East and Asia (20% of total product revenue) ― Product revenue growth: - 15% 1 st QTR ― Network of international distributors ― Broad portfolio of derm CE Mark approvals ― Growth in EU market with many new approvals and products Oculus Innovative Sciences, Inc. Page | 17

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Q1 Product Revenue up 37% vs. Same Period Last Year Page | 18 Oculus Innovative Sciences, Inc. Three Months Ended June 30, Product related revenues 2015 2014 $ Change % Change United States $ 787 $ 355 $ 432 122 % Latin America 1,558 1,093 465 43 % Europe and Rest of the World 571 673 (102) (15) % 2,916 2,121 795 37 % Product license fees and royalties 447 1,049 (602) (57) % Total product related revenues $ 3,363 $ 3,170 $ 193 6 % Year Ended March 31, Product related revenues 2015 2014 $ Change % Change United States $ 1,978 $ 1,406 $ 572 41 % Mexico 5,053 3,758 1,295 34 % Europe and Rest of the World 2,908 2,046 862 42% 9,939 7,210 2,729 38 % Product license fees and royalties 3,056 5,513 (2,457) (45) % Total product related revenues $ 12,995 $ 12,723 $ 272 2%

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Continued Growth of Current Products Sold: 1. Alevicyn Hydro Gel for atopic dermatitis – Q4 2014 2. Alevicyn Dermal Spray for use on procedures – Q4 2014 3. Celacyn for scar treatment – Q1 2015 4. Alevicyn Spray Gel for “no touch” application on hard to reach dermatitis – Q2 2015 Growth from New Products to be launched : 5. Post procedure pack of Alevicyn and Celacyn – Q3 2015 6. Branded oral drug – Q4 2015 7. Skin barrier repair product – Q1 2016 (requires FDA clearance) 8. Combination Alevicyn & skin repair – Q1 2016 9. Seborrheic dermatitis product – Q2/ Q3 2016 (requires FDA clearance) Growth in new territories: Increase sales reps from 10 to 20 over next 12 months Adding 4 before end of Q4 2015 Catalysts to Derm Growth: New Products & More Sales Reps Page | 19 Oculus Innovative Sciences, Inc.

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Catalysts in Next 12 Months Oculus Innovative Sciences, Inc. U.S.: grow four current dermatology products via direct sales force ― Alevicyn Gel, Spray Gel, Dermal Spray & Celacyn EU: launch five dermatology products via country specific distributors ― Atopic dermatitis, scar, acne, dermatological procedures, post - laser Page | 20 September 2015 U.S.: launch six new dermatology products via direct sales force ― Post procedure pack, acne branded drug, skin barrier, seborrhea dermatitis & OTC foam ― Receive 2 510K clearances for skin barrier & treatment of seborrhea dermatitis U.S.: expand dermatology sales force ― Add 4 in Q4 2015 & 6 more by end of Q3 2016 Generate cash by growing non core businesses ― International, acute care, animal care & oral Expand international dermatology business ― Atopic dermatitis, scar, acne, dermatological procedures, post - laser

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Low Value and High Revenue Growth Investment Page | 21 Oculus Innovative Sciences, Inc. Low valuation of $20 million vs cash & revenue Current cash of $8.8 million as of June 30, 2015 Revenue of about $14 million No debt Strong expected product revenue growth for this fiscal year United States – 50%+ - direct sales force in dermatology (27% of total) Mexico – 10% to 15% product unit growth (53% of total) Europe & ROW – 15% to 20% local currency (20% of total)

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Thank You Questions and Answers Page | 22 Oculus Innovative Sciences, Inc.

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